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                                                                    EXHIBIT 10.5
                         ACCESS RADIOLOGY CORPORATION
                         SECURITIES PURCHASE AGREEMENT


     THIS Securities PURCHASE AGREEMENT (this "Agreement") is made as of July 28, 1998 by and between ACCESS RADIOLOGY CORPORATION, a Delaware corporation (the "Company"), and each of the persons and entities listed on the signature pages hereof (individually, an "Investor" and collectively, the "Investors").

     The parties agree as follows:

1.        PURCHASE AND SALE OF Securities.

       Sale and Issuance of Securities.

          (a) The Company has filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Relative, Participating, Optional or Other Special Rights of the Series K Preferred Stock in the form attached hereto as Exhibit A (the "Certificate of Designation").

          (b) On the terms of this Agreement, each Investor agrees to purchase, if the Company delivers a Drawdown Notice as provided in Section 1.2(a), shares of the Company's Series K Preferred Stock at a purchase price determined pursuant to subsection (c) below. Each Investor agrees to purchase a number of shares of the Company's Series K Preferred Stock equal to the amount of the commitment (the "Commitment") set forth opposite each Investor's name on the signature pages hereof divided by the Series K Purchase Price as defined in subsection (c) below (rounded downward to the nearest whole share). The Series K Preferred Stock will have the rights, privileges, and restrictions set forth in the Certificate of Designation and the Company's Certificate of Incorporation. The obligations of the Investors under this Agreement are several and not joint.

          (c) If a Drawdown Notice is delivered on or before December 31, 1998, the Series K Purchase Price will be $1.40 per share. If a Drawdown Notice is delivered after December 31, 1998, the Series K Purchase Price will be $1.50 per share.

          (d) Upon the execution of this Agreement, the Company is delivering to each Investor a warrant in the form of Exhibit B (each a "Warrant" and collectively the "Warrants") to purchase a number of shares of Common Stock of the Company equal to such Investor's Commitment multiplied by 290/1500 (rounded downward to the nearest whole share).

      Closing.

          (a) At any time on or after the date hereof and on or before March 31, 1999, the Company may deliver to each Investor a notice (the "Drawdown Notice") stating that the Company has irrevocably elected to sell all of the shares of Series K Preferred Stock subject to this Agreement to the Investors. The closing of the purchase and sale of the Series K Preferred Stock (the "Closing") will take place at the principal offices of the Company at 10:00 a.m. (or at such other location and time of day as shall be agreed to by all of the parties hereto) on the date that is 45 calendar days after the date of the Drawdown Notice (or, if such 45th day is not a business day, on the next succeeding business day, or any other date agreed to by all of the parties hereto). If any Investor or Investors shall default on their obligations to purchase Series K Preferred Stock at the Closing, all other Investors shall nonetheless remain obligated to proceed with the Closing and to purchase Series K Preferred Stock as set forth herein. If any Investor or Investors shall default on their obligations to purchase Series K Preferred Stock at the Closing, the Company shall promptly notify the non-defaulting Investors, each of whom shall then have the option to take up and pay for (on the terms set forth in this Agreement) all or part of such non-defaulting Investor's pro-rata share (based upon the Commitments of all of the non-defaulting Investors) of the shares of Series K Preferred Stock that the defaulting Investor or Investors have failed to purchase.

          (b) At the Closing, the Company will deliver to each Investor a certificate representing the shares of Series K Preferred Stock that such Investor is purchasing at Closing against payment of the purchase price therefore by check or wire transfer to be made at the Closing by each Investor.

1.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company hereby represents and warrants to each Investor as of the date of this Agreement that, except as set forth on the schedule of exceptions attached as Exhibit C (the "Schedule of Exceptions"):

     2.1 Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a material adverse effect on business, properties or financial condition of the Company (a "Material Adverse Effect"). The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as now proposed to be conducted. The Company has all requisite corporate power and authority to execute and deliver the Registration Rights Agreement in substantially the form attached hereto as Exhibit D (the "Registration Rights Agreement"), to issue and sell the Series K Preferred Stock and the Warrants pursuant to this Agreement and the Common Stock (as defined in Section 2.5) issuable upon conversion or exercise thereof (as the case may be) and to carry out the provisions of this Agreement, the Warrants, the Registration Rights Agreement and the Certificate of Designation.

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     2.2  Authorization.  All corporate action on the part of the Company and its officers, directors and stockholders for the authorization, execution and delivery of this Agreement, the Warrants and the Registration Rights Agreement, the performance of all of the obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Series K Preferred Stock and the Warrants issued or issuable hereunder and the Common Stock issuable upon conversion or exercise thereof (as the case may be) has been taken or will be taken prior to the Closing. This Agreement, the Warrants and the Registration Rights Agreement, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally or by general principles of equity.

     2.3 Valid Issuance Of Preferred And Common Stock. The Series K Preferred Stock to be purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion or exercise (as the case may be) of the Series K Preferred Stock and the Warrants issued or issuable under this Agreement will have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Company's Certificate of Incorporation, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Registration Rights Agreement and under applicable state and federal securities laws.

     2.4 Governmental Consents. No consent, approval, qualification, order or authorization of or filing with any local, state or federal governmental authority is required on the part of the Company for the execution, delivery or performance of this Agreement, the Warrants or the Registration Rights Agreement, and the offer, sale or issuance of the Series K Preferred Stock and the Warrants, except (a) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware and (b) such filings as have been made prior to the date of this Agreement, except any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and such post-closing filings as may be required under applicable state securities laws, all of which will be timely filed within the applicable periods therefor.

     2.5 Capitalization And Voting Rights. The authorized capital of the Company consists on the date of this Agreement of:

          (a) 35,000,000 shares of common stock, par value $0.01 per share ("Common Stock"), of which 1,056,698 shares are issued and outstanding.

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          (b)  15,000,000 shares of Preferred Stock, par value $0.01 per share
("Preferred Stock"): (1) 716 of which have been designated as Series B Preferred Stock (all of which are issued and outstanding); (2) 450 of which have been designated as Series C Preferred Stock (all of which are issued and outstanding); (3) 345 of which have been designated as Series E Preferred Stock (344.39 of which are issued and outstanding); (4) 1,000 of which have been designated as Series F Preferred Stock (all of which are issued and outstanding); (5) 816 of which have been designated as Series G Preferred Stock (815.87 of which are issued and outstanding); (6) 400 of which have been designated as Series H Preferred Stock (all of which are issued and outstanding); (7) 8,140,000 of which have been designated as Series J Preferred Stock (7,730,909 of which are issued and outstanding); and (8) 1,785,800 have been designated as Series K Preferred Stock (none of which are issued and outstanding).

          (c) The capitalization table attached to the Schedule of Exceptions is accurate.

          (d) The outstanding shares of Common Stock and Preferred Stock have been duly authorized and validly issued, are fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom.

          (e) Except for (1) this Agreement, (2) the conversion privileges of the Preferred Stock, (3) the Investors Rights Agreement dated as of September 30, 1997 among the Company and certain holders of the Company's Series J Preferred Stock, (4) currently outstanding options to purchase 2,334,706 shares of Common Stock granted to employees pursuant to the Company's 1994 Stock Plan (the "Option Plan") and currently outstanding options to purchase 52,898 shares of Common Stock granted to employees outside of the Option Plan, (5) warrants to purchase 255,482 shares of Common Stock (not including the Warrants) granted in connection with private placements of the Company's securities, and (6) warrants to purchase 409,091 shares of Series J Preferred Stock, there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. In addition to the aforementioned options, the company has reserved an additional 412,596 shares of Common Stock for purchase upon exercise of options to be granted in the future under the Option Plan. The Company is not a party or subject to any agreement or understanding, and to the Company's knowledge there is no agreement or understanding between any other persons, that affects or relates to the voting or giving of written consents with respect to any security of the Company or the voting by a director of the Company.

     2.6 Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

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     2.7     Contracts And Other Commitments. The Company is not bound by any contract, agreement, lease or commitment, written or oral, absolute or contingent, other than (a) contracts for the purchase or license of supplies, software and services that were entered into in the ordinary course of business that do not extend for more than one year from the date hereof, (b) sales contracts entered into the ordinary course of business and (c) contracts terminable at will by the Company on no more than 30 days' notice without cost or liability to the Company. For the purpose of this Section 2.7, employment and consulting contracts, contracts with labor unions, license agreements and any other agreements relating to the acquisition or disposition of Intangibles (as defined in Section 2.18) other than standard end-user license agreements will not be considered to be contracts entered into the ordinary course of business.

     2.8 Related Party Transactions. No employee, officer, consultant, stockholder or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than for (a) payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) other standard employee benefits made generally available to all employees (including stock option agreements outstanding under the Option Plan). To the Company's knowledge, no officer, director, or employee of the Company or any member of his or her immediate family is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's employment with the Company or ownership of capital stock or other securities of the Company).

     2.9 Registration Rights. Except as provided in (1) the Investors Rights Agreement dated as of September 30, 1997 among the Company and certain holders of the Company's Series J Preferred Stock, and (2) Registration Rights Agreements in substantially the form of the Registration Rights Agreement attached hereto as Exhibit D, the Company is not under any obligation and has not granted any rights to register under the Securities Act any of its outstanding securities or any of its securities that may subsequently be issued.

     2.10 Clearances, Approvals, Etc. The Company has all the clearances, approvals, franchises, permits, licenses and any similar authority including, without limitation, all approvals and clearances from the U.S. Food and Drug Administration, the absence of which would have a Material Adverse Effect, and the Company believes it can obtain, without undue burden or expense, any similar authority the absence of which would have a Material Adverse Effect with respect to the business of the Company as now proposed to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

     2.11 Compliance With Other Instruments. The Company is not in violation or default of (a) any provision of its certificate of incorporation or bylaws,
(b) any provision of any mortgage, indenture, agreement, instrument or contract to which it is a party or by which

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it is bound or (c) to the best of the Company's knowledge, any judgment, order, writ, decree, statute, rule, regulation or restriction applicable to it including, without limitation, the U.S. Federal Food, Drug and Cosmetic Act, as amended, and regulations promulgated thereunder, which default or violation has had or could reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement, the Warrants and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material franchise, permit, license or similar authority applicable to the Company, its business, operations or any of its material assets or properties.

     2.12 Litigation. There is no action, suit proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, the Warrants or the Registration Rights Agreement or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in a Material Adverse Effect or in any change in the current equity ownership of the Company. The Company is not a party to or, to its knowledge, named in or subject to any material order, writ, injunction, judgment or decree of any court, government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company currently intends to initiate.

     2.13 Disclosure. The Company has provided each Investor with all information reasonably available to it without undue expense that such Investor has requested in writing for deciding whether to purchase the Series K Preferred Stock.

     2.14 Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in this Agreement, the offer, sale and issuance of the Series K Preferred Stock and the Warrants as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither the Company nor any authorized agent acting on its behalf will take action hereafter that would cause the loss of such exemption.

     2.15 Title To Property And Assets; Leases. Except for (a) liens reflected in the Financial Statements (as defined in Section 2.16), (b) liens for current taxes not yet due or payable, (c) liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (d) liens in respect of pledges or deposits under workers' compensation laws or similar legislation, (e) liens securing money borrowed from a bank or other financial institution, or (f) minor defects in title, the Company has good and marketable title to its property and assets free and clear of all material mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects and, to the Company's knowledge, hold a valid leasehold interest free of any mortgages, liens, claims or encumbrances, subject to clauses (a)-(f) above.

     2.16 Financial Statements. The Company has delivered to each Investor its audited financial statements (balance sheet and profit and loss statement, statement of stockholder's equity and statement of cash flows including notes thereto) at December 31, 1997 and for the fiscal year then ended and its unaudited financial statements (balance sheet and profit and loss statement and statement of cash flows) at March 31, 1998 and for the three months then ended ( the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements omit notes thereto required by generally accepted accounting principles. The Financial Statements fairly represent the financial condition and operating results of the Company as of the dates and for the periods indicated therein (subject in the case of unaudited financial statements to normal year end adjustments). Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (a) liabilities incurred in the ordinary course of business subsequent to March 31, 1998 and (b) obligations under contracts and commitments not required under generally accepted accounting principles to be reflected in the Financial Statements that in both cases, individually or in the aggregate, are not material to the business, properties or financial condition of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person or entity. The Company maintains a standard system of accounting established and administered in accordance with generally accepted accounting principles.

     2.17  Changes.  Since March 31, 1998 there has not been:

           (a)any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not had a Material Adverse Effect;

          (b)any damage, destruction or loss, whether or not covered by insurance, that could reasonably be expected to have a Material Adverse Effect;

          (c)any waiver of compromise by the Company of a valuable right or a material debt owed to it, other than in the ordinary course of business;

          (d)any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except to the extent such satisfaction or discharge will not have a Material Adverse Effect;

          (e)any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

          (f)any material change in any compensation arrangement or agreement with any officer, consultant, director or stockholder of the Company or any of its Subsidiaries;

          (g)any sale, assignment or transfer of any material Intangibles of the Company or any of its Subsidiaries, other than in the ordinary course of business;

          (h)any resignation or termination of employment of any key employee or key consultant of the Company or any of its Subsidiaries;

          (i) any mortgage, lien, claim encumbrance, pledge or security interest created by the Company with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens securing debt for money borrowed to a bank or other financial institution;

          (j) any declaration, setting aside or payment of any dividend or other distribution of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

          (k) to the Company's knowledge, any other event or condition of any character that could reasonably be expected to have a Material Adverse Effect; or

          (l) any agreement or commitment by the Company or any of its Subsidiaries to do any of the things described in this Section 2.17.

     2.18 Intangibles. To the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes (collectively, "Intangibles") necessary for its business as now conducted and as now proposed to be conducted without any conflict with or infringement of the rights of others. Except for end-user license agreements, confidentiality agreements, and licenses set forth in Section 2.18 of the Schedule of Exceptions (the "Material Licenses"), there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or party to any options, licenses or agreements of any kind with respect to the Intangibles of any other person or entity. To the Company's knowledge, each Material License is valid and in full force and effect, and is enforceable by the Company in accordance with its terms. To the Company's knowledge, no person or entity has materially violated or breached, or declared or committed any default under, any Material License. To the Company's knowledge, no event has occurred, and no circumstance or condition exists, that could reasonably be expected to (with or without notice or lapse of time) (a) result in a material violation or breach of any of the provisions of any Material License, (b) give any person or entity the right to declare a default or exercise any remedy under any Material License, (c) give any person or entity the right to accelerate the maturity or performance of any Material License or (d) give any person or entity the right to cancel, terminate or modify any Material License. Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated or breached any provision of a Material License or misappropriated or by conducting its business as proposed would misappropriate any of the Intangibles of any other person or entity.

     2.19 Employees; Employee Compensation. To the Company's knowledge, there is no strike, labor dispute or union or union organization activities pending or threatened between the Company and any of its employees. None of the employees of the Company belongs to any union or collective bargaining unit. To the Company's knowledge, the Company has complied in all material respects with all applicable state and federal equal opportunity and other laws related to employment. To the Company's knowledge, no employee of the Company is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement or other contract or agreement relating to the relationship of any such employee with the Company, or any other party because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use by the employee of his or her best efforts with respect to such business. Neither the execution nor delivery of this Agreement or the Registration Rights Agreement nor the carrying on of business of the Company nor the conduct of such business as proposed will, to the Company's knowledge, conflict with or result in a breach of terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan (other than the Option Plan), profit sharing plan, retirement agreement or other employee compensation agreement. The Company is not aware that any officer or key employee or consultant, or that any group of key employees or consultants, of the Company intends to terminate their employment or service with the Company, nor does the Company have a present intention to terminate the employment or service of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each employee of the Company or any of its Subsidiaries is terminable at the will of the employer.

     2.20 Tax Returns, Payments, And Elections. The Company has timely filed all material tax returns and reports (federal, foreign, state and local) as required by law. These returns and reports are true and correct in all material respects. The Company has paid all material taxes and other assessments due, except those contested in good faith. The provision for taxes as shown in the Financial Statements is adequate for taxes due or accrued as of the dates thereof. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended (the "code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to Code (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a Material Adverse Effect. The Company has not had any tax deficiency proposed or assessed against it and has not has executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the income tax returns of the Company and none of its state income or franchise tax or sales or use of tax returns has ever been audited by governmental authorities. Since the end of the Company's last fiscal year, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations.

     2.21 Environmental And Safety Laws. To the Company's knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, which violation has had or could reasonably be expected to have a Material Adverse Effect. To the Company's knowledge, no material expenditures are or will be required in order to comply with any such statute, law, or regulation.

3.   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.

     Each Investor hereby represents and warrants to the Company as of the date of this Agreement that:

     3.1 Authorization. Such Investor has full power and authority to enter into this Agreement and the Registration Rights Agreement, and this Agreement and the Registration Rights Agreement, when executed and delivered, will constitute valid and legally binding obligations of such Investor.

     3.2 Purchase Entirely For Own Account. The Series K Preferred Stock and Warrants to be purchased by such Investor and the Common Stock issuable upon conversion or exercise thereof (as the case may be) will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Investor has no present intention of selling, granting any participating in or otherwise distributing the same. Such Investor does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant a participation to any third party with respect to any of such securities.

     3.3 Reliance Upon Investors' Representations. Such Investor understands that the Series K Preferred Stock and the Warrants are not, and any Common Stock acquired on conversion or exercise thereof (as the case may be) may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investors' representations set forth herein. Such Investor realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Investor has in mind merely acquiring shares of the Series K Preferred Stock, Warrants, or Common Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Such Investor has no such intention.

     3.4 Receipt Of Information. Such Investor believes it has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Series K Preferred Stock and Warrants. Such Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series K Preferred Stock and Warrants and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 2 of this Agreement.

     3.5 Investment Experience. Such Investor is experienced in evaluating and investing in private placement transactions of securities of companies in a similar stage of development to the Company and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the Series K Preferred Stock. If other than an individual, such Investor has not been organized for the purpose of acquiring the Series K Preferred Stock.

     3.6 Accredited Investor. Such Investor is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act.

     3.7 Restricted Securities. Such Investor understands that the Series K Preferred Stock, the Warrants, and the Common Stock issuable upon conversion or exercise thereof (as the case may be) may not be sold, transferred or otherwise disposed of without registration under the Securities Act or exemption therefrom, and that in the absence of an effective registration statement covering such securities or an available exemption from registration under the Securities Act, such securities must be held indefinitely. In particular, such Investor is aware that such securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the Company. Such information is not now available and the Company has no present plans to make such information available.

4.        DELIVERIES AT SIGNING.

     The Company and the Investors have made the following deliveries to each other upon the execution of this Agreement:

     4.1 Registration Rights Agreement. The Company and each Investor have executed and delivered the Registration Rights Agreement.

     4.2 Officer's Certificate. The President of the Company has delivered to the Investors a certificate, dated as of the date of this Agreement, to the effect that the representations and warranties of the Company contained in this Agreement are true as of the date of this Agreement.

     4.3 Secretary's Certificate. The Company has delivered to the Investors a certificate of the Secretary of the Company, dated the date of this Agreement, in form and substance satisfactory to the Investors.

     4.4 Good Standing Certificate. The Company has delivered to the Investors a long form good standing certificate with respect to the Company from the State of Delaware dated as of a date not more than seven days prior to the date of this Agreement.

     4.5 Opinion of Counsel. Ropes & Gray, counsel to the Company, has delivered to the Investors an opinion of counsel in form and substance satisfactory to Palmer & Dodge LLP.

5.        MISCELLANEOUS.

     5.1 Governing Law. This Agreement will be governed by and under the laws of the State of Delaware.

     5.2 Successors And Assigns. Except as otherwise expressly provided herein, the provisions hereof will inure to the benefit of and be binding upon, the successors, assigns, heirs executors and administrators of the parties hereto.

     5.3 Severability. In case any provision of this Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

     5.4  Amendment And Waiver.

          (a)Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and Investors representing at least 66 2/3% of the Commitments hereunder.

          (a)Except as otherwise expressly provided, (1) the obligations of the Company and the rights of the Investors under this Agreement may be waived by any Investor only in writing and for all Investors only with the written consent of Investors representing at least 66 2/3% of the Commitments hereunder, and (2) the obligations of the Investors and the rights of the Company under this Agreement may be waived only with written consent of the Company.

     5.5 Delays Or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach, default or noncompliance of any other party under this Agreement will impair any such right, power or remedy, nor will it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under the Agreement must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law or otherwise afforded to the parties hereto, will be cumulative and not alternative.

     5.6 Notices. All notices required or permitted hereunder will be in writing and will be deemed effectively given: (1) upon personal delivery to the party to be notified, (2) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (3) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (4) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of delivery. All communications will be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by 10 days' advance written notice to the other parties hereto.

     5.7 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute will be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement including, without limitation, reasonable fees and expenses of attorneys and accountants, which will include, without limitation, all fees, costs and expenses of appeals.

     5.8 Titles And Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument.

     5.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party will be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

     5.11 Finder's fees. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Investor will indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company will indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against liability or asserted liability) for which the Company or any of its officers, employees, or representatives is responsible.

     5.12 Expenses. The Company will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, and will pay the reasonable fees and expenses of Palmer & Dodge LLP in connection with this Agreement upon presentation of a written statement therefor and up to $2500 of the reasonable fees and expenses of Cooley Godward in connection with this Agreement.

The parties have executed this Agreement as of the date first above written.

                                          ACCESS RADIOLOGY CORPORATION

                                          Signature:___________________________

                                          Printed Name:________________________

                                          Title:_______________________________


NAME OF INVESTOR: Seaflower BioVenture Fund II, LLC

COMMITMENT: $1,600,000.00

Signature:________________________

Printed Name: ____________________

Title:____________________________

Address For Notices: c/o Seaflower Associates, Inc.
                     1000 Winter Street, Ste. 1000
                     Waltham, MA 02451-1248

The parties have executed this Agreement as of the date first above written.

                                          ACCESS RADIOLOGY CORPORATION

                                          Signature:___________________________

                                          Printed Name:________________________

                                          Title:_______________________________


NAME OF INVESTOR: J and L Sherblom Family, LLC

COMMITMENT: $100,000

Signature:________________________

Printed Name: ____________________

Title:____________________________

Address For Notices: c/o Seaflower Associates, Inc.
                     1000 Winter Street, Ste. 1000
                     Waltham, MA 02451-1248

The parties have executed this Agreement as of the date first above written.

                                          ACCESS RADIOLOGY CORPORATION

                                          Signature:___________________________

                                          Printed Name:________________________

                                          Title:_______________________________


NAME OF INVESTOR: Seaflower Health & Technology Fund, LLC

COMMITMENT: $100,000

Signature:________________________

Printed Name: ____________________

Title:____________________________

Address For Notices: c/o Seaflower Associates, Inc.
                     1000 Winter Street, Ste. 1000
                     Waltham, MA 02451-1248

The parties have executed this Agreement as of the date first above written.

                                          ACCESS RADIOLOGY CORPORATION

                                          Signature:___________________________

                                          Printed Name:________________________

                                          Title:_______________________________


NAME OF INVESTOR: Three Arch Bay

COMMITMENT: $500,000

Signature:________________________

Printed Name: ____________________

Title:____________________________

Address For Notices:

The parties have executed this Agreement as of the date first above written.

                                          ACCESS RADIOLOGY CORPORATION

                                          Signature:___________________________

                                          Printed Name:________________________

                                          Title:_______________________________


NAME OF INVESTOR: Sweetwater Partners

COMMITMENT: $125,000

Signature:________________________

Printed Name: ____________________

Title:____________________________

Address For Notices:

The parties have executed this Agreement as of the date first above written.

                                          ACCESS RADIOLOGY CORPORATION

                                          Signature:___________________________

                                          Printed Name:________________________

                                          Title:_______________________________


NAME OF INVESTOR: Michael Schmertzler

COMMITMENT: $50,000

Signature:________________________

Printed Name: ____________________

Title:____________________________

Address For Notices:

The parties have executed this Agreement as of the date first above written.

                                          ACCESS RADIOLOGY CORPORATION

                                          Signature:___________________________

                                          Printed Name:________________________

                                          Title:_______________________________


NAME OF INVESTOR: Paul Felton

COMMITMENT: $25,000

Signature:________________________

Printed Name: ____________________

Title:____________________________

Address For Notices: